UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2005

Oneida Financial Corp.
(Exact name of registrant as specified in its charter)

Federal	000-25101	16-1561678
(State or other jurisdiction	(SEC File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

182 Main Street, Oneida, New York 13421-1676

(Address of principal executive offices)

Registrant’s telephone number, including area code: (315) 363-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 1.01	Entry into a Material Definitive Agreement

On December 29, 2005, Oneida Financial Corp. executed a letter of intent to acquire Benefit Consulting Group L.L.C., an employee benefit consulting and retirement plan administration firm located in Syracuse, NY. The acquisition is expected to be completed early next year.

The information in Item 1.01 to this Form 8-K and Exhibit 99.1 in accordance with general instruction B.2 of Form 8-K, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oneida Financial Corp.

DATE: December 29, 2005	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer

EXHIBIT INDEX

99.1	News release dated December 29, 2005 regarding the intent to acquire Benefit Consulting Group, L.L.C.